SECURITIES AND EXCHANGE COMMISSION
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                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A 2
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                                 CURRENT REPORT
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                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported) November 1, 1995
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                          FOREST LABORATORIES, INC.
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            (Exact name of registrant as specified in its character)



          Delaware                     1-5438             11-1798614
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(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)



  909 THIRD AVENUE, NEW YORK, NEW YORK                         10022
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code 212-421-7850
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      (Former name or former address, if changed since last report.)

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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
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          AND EXHIBITS
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          (a) Financial Statements.  The following financial statements of
Biovail Corporation International ("BCI") are filed as part of this Current Report on Form 8-K:

                  (1) The consolidated financial statements of BCI for the fiscal year ended December 31, 1994.
                        Incorporated herein by reference to Item 19(a) of the Annual Report on Form 20-F of BCI for the fiscal year ended December 31, 1994.

                  (2) The consolidated financial statements of BCI for the six months ended June 30, 1995. Incorporated herein by reference to Part I of the Report on Form 6-K of BCI for the quarterly period ended June 30, 1995.

          (b) Pro-Forma financial information. The Pro Forma Condensed Consolidated Balance Sheet of Forest Laboratories, Inc. and Subsidiaries as at September 30, 1995.




































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                   FOREST LABORATORIES, INC. AND SUBSIDIARIES
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                              UNAUDITED PRO FORMA
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                      CONDENSED CONSOLIDATED BALANCE SHEET
                      ------------------------------------


   The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1995, reflects the pro forma condensed consolidated balance sheet of Forest Laboratories, Inc. and Subsidiaries ("Forest"), giving effect to the pro forma adjustment described herein as though the acquisitions had occurred on September 30, 1995. Unaudited pro forma condensed consolidated statements of income for the year ended March 31, 1995 and the six months ended September 30, 1995 have not been presented, as the pro forma adjustments would have an immaterial effect on these statements. The unaudited pro forma condensed consolidated balance sheet gives effect to Forest's acquisition of 1,800,000 common shares, without par value, of Biovail Corporation International ("BCI") and the acquisition of an exclusive license to market Biovail Laboratories, Inc.'s, a wholly-owned subsidiary of BCI, once-daily formulation of diltiazem in the United States. The aggregate consideration paid for the acquisition was approximately $95.6 million.

   For a more detailed description of the terms of the acquisitions see the Form 8-K filed by Forest on November 1, 1995.
































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
                     FOREST LABORATORIES, INC. AND SUBSIDIARIES
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                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                 ----------------------------------------------
                                 SEPTEMBER 1995
                                 --------------

                                                     Pro Forma
                                    Historical     Adjustments    Pro Forma
                                    ----------     -----------    ---------

(In thousands)

Assets
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Current Assets
     Cash                            $103,989      (95,600) <F1>   $  8,389
     Marketable securities             20,354                        20,354
     Accounts receivable, net         162,333                       162,333
     Inventories                       45,396                        45,396
     Deferred income taxes             12,499                        12,499
     Other current assets              14,692                        14,692
                                     --------                      --------
      Total current assets            359,263                       263,663

Long-term marketable securities       148,404                       148,404

Property, plant and equipment,
 net                                   76,731                        76,731

Goodwill                               18,407                        18,407

License agreements, product rights
 and other intangibles, net           201,703       20,000 <F1>     221,703

Investment in BCI                                   75,600 <F1>      75,600

Other                                  18,874                        18,874
                                     --------                      --------
      Total Assets                   $823,382                      $823,382
                                     ========                      ========

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
                  FOREST LABORATORIES, INC. AND SUBSIDIARIES
                  ------------------------------------------
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                ----------------------------------------------
                            SEPTEMBER 1995 (CONT'D)
                            --------------
                                                    Pro Forma
                                    Historical     Adjustments    Pro Forma
                                    ----------     -----------    ---------

(In thousands)

Liabilities and Shareholders'
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Equity
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Current liabilities
     Accounts payable                $ 13,357                    $ 13,357
     Accrued expenses                  31,822                      31,822
     Income taxes payable              20,728                      20,728
                                      -------                    --------
Total current liabilities              65,907                      65,907

Deferred income taxes                     294                         294

Shareholders' equity:
     Series A junior participating
      preferred stock, $1.00 par;
      1,000 shares authorized; no
      shares issued or outstanding

Common stock $.10 par; shares
     authorized 250,000; issued
     47,935 shares                      4,794                       4,794

Capital in excess of par              299,619                     299,619

Retained earnings                     493,504                     493,504

Cumulative foreign currency
     translation adjustments        (      75)                  (      75)
                                     --------                    --------
                                      797,842                     797,842

Less common stock in treasury,
     at cost (2,644 shares)            40,661                      40,661
                                     --------                    --------
      Total shareholders' equity      757,181                     757,181
                                     --------                    --------
        Total Liabilities and
          Shareholders' Equity       $823,382                    $823,382
                                     ========                    ========

<F1> Reflects the acquisition of an exclusive product license for $20 million and the acquisition of approximately 22% of the total common shares outstanding of Biovail Corporation International (BCI) for $75.6 million. This investment will be accounted for under the equity method of accounting. The amount of the investment exceeds the Company's share of BCI's underlying book value by approximately $68.7 million and that amount will be accounted for as goodwill. The goodwill and the above mentioned product license will be amortized, using the straight-line method, over 25 years (management's estimate of the remaining useful lives of the respective assets.) The amortization method and period is consistent with prior acquisitions by the Company.


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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FOREST LABORATORIES, INC.
                                  -------------------------


Date:   April 22, 1996        By:  /S/ KENNETH E. GOODMAN
                                   ---------------------------
                                   Kenneth E. Goodman,
                                   Vice President-Finance


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